                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant                            (X)
Filed  by  a  Party  other  than  the  Registrant     ( )

Check  the  appropriate  box:

( )     Preliminary  Proxy  Statement
( )     Confidential,  for  Use  of  the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)     Definitive  Proxy  Statement
( )     Definitive  Additional  Materials
( )     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
        240.14a-12

                                MW MEDICAL, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
(X)   No  fee  required
( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

( )  Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                                MW MEDICAL, INC.
                               6929 E. Cheney Dr.,
                            Paradise Valley, AZ 85253

                                                              November  8,  2002

Dear  Shareholder:

You  are  cordially  invited  to attend the annual meeting of shareholders of MW
Medical,  Inc.,  which  will  be held on December 2, 2002 at 11:00 a.m., Pacific
Standard  Time  at  2300  W.  Sahara  Ave.,  Suite 500, Las Vegas, Nevada 89102.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.



                         Sincerely,



                         Jan  Wallace
                         President

                                MW MEDICAL, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                November 8, 2002


To  the  Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of MW Medical, Inc. (the "Common Stock") will be held at 2300 W.
Sahara Ave., Suite 500, Las Vegas, Nevada 89102 on December 2, 2002 at 11:00 a.m., Pacific Standard Time, for the following purposes:

1.   To  elect  directors.

2. To approve the reverse split of stock as approved by the board of directors on October 9, 2002.

3.   To  transact  such  other business as may properly come before the meeting.

Only shareholders of record at the close of business on October 9, 2002 are entitled to notice of, and to vote at, this meeting.

                               BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                               Jan  Wallace,  President


November  8,  2002

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. AN ADDRESSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR STOCK AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                                MW MEDICAL, INC.
                               6929 E. Cheney Dr.,
                            Paradise Valley, AZ 85253


                                                            November  8,  2002


                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS
                           TO BE HELD DECEMBER 2, 2002

This Proxy Statement, which was first mailed to shareholders on or about November 8, 2002, is furnished in connection with the solicitation of proxies by the Board of Directors of MW Medical, Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at 11:00 a.m. on December 2, 2002, at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

Shareholders of record at the close of business on October 9, 2002 will be entitled to vote at the meeting on the basis of one vote for each share held. On October 9, 2002, there were 24,550,070 shares of common stock outstanding, held of record by 451 shareholders.

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 days prior to the release date of the proxy materials as received at the Company's principal offices by that date. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

                                     MEETING

PLACE,  DATE  AND  TIME

The Annual Meeting will be held at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102, on December 2, 2002 at 11:00 a.m. Pacific Standard Time.

RECORD  DATE;  SOLICITATION  OF  PROXIES

The Board of Directors of the Company (the "Board") has fixed the close of business on October 9, 2002 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 24,550,070 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting held by approximately 453 holders of record. Holders of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the Annual Meeting and of soliciting proxies therefor, including the cost of printing and mailing this Proxy Statement and related materials. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $5,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to Jan Wallace at 6929 E. Cheney Dr., Paradise Valley, AZ 85253.

PURPOSE  OF  THE  ANNUAL  MEETING

At the Annual Meeting, holders of Common Stock of the Company will be asked to elect directors and approve a reverse split of the stock. See the section entitled "Reverse Stock Split" for background and details.

VOTE  REQUIRED

Twenty Five Percent (25%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting; however, the affirmative vote of a majority of all outstanding voting shares in favor of the Reverse Stock Split will be necessary to approve the action, and the nominees receiving the two highest number of votes will be elected to the board of directors. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR approval of reverse stock split and FOR the nominees for the Board named herein, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting can not be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Under the rules of the NASD, although brokers who hold shares in a street name have the authority to vote on certain items when they have not received instructions from the beneficial owners, brokers will not be entitled to vote on the approval of the Reverse Stock Split absent specific instructions. Brokers who do not receive instructions but who are present, in person or by proxy, at the Annual Meeting will be counted as present for quorum purposes.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the Corporate Secretary of the Company an instrument revoking the proxy;
(2) returning a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy. There are no dissenters rights or remedies for shareholders who do not agree with the outcome of the vote on the issues to be brought at this Annual Meeting.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

                              ELECTION OF DIRECTORS

One director is to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until her successor is elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following person to serve as director unless the shareholder indicates to the contrary on the proxy. Management expects that the nominee will be available for election, but if not, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Name               Age
----               ---
JAN  WALLACE       47

JAN WALLACE is our president, chief executive officer and one of our directors since our inception in December 1997. Ms. Wallace resigned as president and chief executive officer effective October 1, 1998 but was then re-appointed on July 9, 1999 after the resignation of then president and chief executive officer, Paul Banko. Ms. Wallace is also employed by Dynamic Associates Inc.
and has been since April 1995, when she was elected to the board of directors and accepted the position of chief operating officer. She is currently a director and the president of Dynamic. Ms. Wallace was previously vice president of Active Systems, Inc. a Canadian company specializing in SGML Software, an ISO standard, in Ottawa, Ontario for the period from 1993 to 1994. Before that, she was president and owner of Mailhouse Plus, Ltd., an office equipment distribution company that was sold to Ascom Corporation. She has also been in management with Pitney Bowes-Canada and Bell Canada where she received its highest award in sales and marketing. Ms. Wallace was educated at Queens University in Kingston, Ontario and Carleton University, Ottawa, Ontario in Political Science with a minor in Economics.

INFORMATION  REGARDING  THE  BOARD

The Company's Board of Directors (the "Board") has no Committees. The Board met 3 times during this fiscal year and as issues were raised signed several written consents to action without meeting. All directors attended 100% of the aggregate number of Board meetings. The current Board includes only Jan Wallace. On November 29, 2001, Jack Friedland, Nigel Parker and Elliot Smith resigned from the board and no one has been appointed to replace any of these positions. Neil Marcus resigned from the board on December 31, 2001. These resignations were reported in a Form 8K filed with the Securities and Exchange Commission on January 11, 2001.

The directors are not currently paid for acting as members of the board, other than receiving stock options.

The following table provides information on the annual compensation received by the Executive Officers and Directors of the Company during the last fiscal year.

                        Annual Compensation Table

                     Annual Compensation        Long Term Compensation
                      -------------------       ----------------------

                                          Other                            All
                                          Annual                           Other
                                          Com-                             Com-
                                          pen-   Restricted                pen-
                                          sa-    Stock   Options/   LTIP     sa-
Name      Title      Year Salary    Bonus tion   Awarded SARs (#)payouts($)tion
----      -----      ---- --------  ----- ------ ------- ------- --------- ----
Jan
Wallace   President, 2001 $212,850    0     0       0    400,000     0      0
          CEO &
          Director

Grace     Acting     2001  $80,853    0             0    200,000     0      0
Sim       C.F.O.

Included in Ms. Wallace salary of $212,850, is deferred salary totalling $166,550. Ms. Wallace elected to defer a portion of her salary, as the company did not have the funds to pay her salary at that time. Ms. Wallace has also provided the Company with all of its funding in 2001 and 2002. Ms. Sim deferred $53,353 of her $80,853 salary for 2001. There has been no compensation paid to either officers in 2002 to date.

Please note that the type and amount of compensation paid in 2001 may differ materially from what is paid in 2002.



                              THE BOARD RECOMMENDS
                       A VOTE IN FAVOR OF THE NAMED NOMINEE

                               REVERSE STOCK SPLIT

Currently the Company's operations are at a standstill and its stock price is at an all time low. Management has determined that following the completion of its Chapter 11 bankruptcy currently supervised by the US bankruptcy court, it will be seeking additional funding or other business relationships such as a merger or reverse acquisition. While no such relationships or funding have been identified as of yet, management believes that the currently large number of issued and outstanding shares may negatively effect the consummation of any such relationship and that a smaller number of issued and outstanding shares will assist in management's attracting of funding sources and merger partners on terms that will be most beneficial to the Company.

As a consequence, the board recommends that the Company's common stock undergo a reverse split on a basis of one share for every 25 shares presently outstanding in order to make the corporation more attractive as a target for a merger or reverse acquisition. Approval of this reverse stock split will effectively reduce the number of shares held by each shareholder as well as the total number of shares outstanding.

The percentage of outstanding shares owned by each shareholder prior to the split will remain the same. Any fractional shares created by this reverse split will be rounded up to the next whole share. Additionally, if as a result of the reverse split calculations, any shareholder's holdings is reduced to an ownership of less than one share, or zero, the Company will round up that fractional share and grant such a shareholder at least one share in the Company.

You have an opportunity to vote in favor or against this reverse stock split by checking the appropriate box on the attached proxy card. By not checking a box on the proxy card, you will be taken as voting in favor of the reverse stock split.

For the reasons described above, the board recommends a vote in favor of the reverse stock split.

                     MARKET PRICES AND DIVIDEND INFORMATION

The Common Stock of the Company is traded on the NASDAQ OTC Bulletin Board under the trading symbol "MWMD". As of October 9, 2002, the last date on which the Common Stock was traded prior to the fixing of the record date for voting, the high and low sales prices of the Common Stock on the OTC Bulletin Board was $0.01 per share and $0.01 per share, respectively. On October 9, 2002, the latest practicable trading day before the filing of this Proxy Statement with the SEC, the high and low sales prices of the Common Stock on the OTC Bulletin Board were $0.01 per share and $0.01 per share, respectively.

The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

The high and low closing prices of the Common Stock on the OTC Bulletin Board during the past two fiscal years by quarter are as follows:

                                   HIGH           LOW
2000
First  Quarter                     $4.56          $1.75
Second  Quarter                    $2.41          $0.50
Third  Quarter                     $1.88          $0.56
Fourth  Quarter                    $1.09          $0.16

--------------------------------------------------------------------------------

2001
First  Quarter                     $0.50          $0.11
Second  Quarter                    $0.35          $0.10
Third  Quarter                     $0.25          $0.06
Fourth  Quarter                    $0.10          $0.06

--------------------------------------------------------------------------------

2002
First  Quarter                     $0.07          $0.03
Second  Quarter                    $0.03          $0.01
Third  Quarter                     $0.02          $0.01

                               SECURITY OWNERSHIP

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

The following table sets forth the beneficial ownership of the Company's common stock held by all persons who, to the knowledge of the Company, beneficially owned more than five percent (5%) of the outstanding shares of the Company's common stock as of October 9, 2002, or, in certain instances as described in the footnotes below, as of a date of the filing by such person of a Schedule 13G with the Securities and Exchange Commission ("Commission"). According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.


                   Name and address        Amount of                Percent
Title of class     of beneficial owner     Beneficial ownership     of class*
--------------     -------------------     --------------------     ---------

Common Stock       Value Management             1,661,087              6.8%
                   & Research AG
                   Am Kronberger Hang 5
                   D-65824 Schwalbach
                   Germany

Common Stock       Deutche Banc Alex Brown      1,410,534              5.8%
                   375 West Padonia Road
                   Timonium, Md  21093

--------------------------------------------------------------------------------


The Company knows of no other person who is the beneficial owner of more than five percent of the Company's common stock.

SECURITY  OWNERSHIP  OF  CERTAIN  MANAGEMENT  OF  THE  COMPANY

The following table sets forth information, as of October 9, 2002, concerning the Company's common stock owned by: (i) each director; (ii) the Chief Executive Officer and the other executive officers of the Company who earned more than $100,000 during fiscal 2001 and were serving as executive officers at the end of fiscal 2001; and (iii) all directors and officers of the Company as a group. According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.

Type of Stock    Officer or Director             Number of Shares     Percent
-------------    -------------------             ----------------     -------

Common Stock     Jan Wallace                        2,900,000 (1)      11.8%
                 (President and Director)
                 P.O. BOX 5383,
                 Scottsdale, AZ  85261

Common Stock     Grace Sim                             50,000 (2)       0.2%
                 (Acting CFO)
                 P.O. Box 5383
                 Scottsdale, AZ  85261

Common Stock     All Officers and Directors         2,950,000          12.0%
                 as a Group (2 persons)

*  Based on 24,550,070 shares of common stock outstanding as of October 9, 2002.
(1) Ms. Wallace also holds stock options to purchase 400,000 shares at a price of $0.30.
(2) Ms. Sim also holds stock options to purchase 200,000 shares at a price of $0.30.


                                ADDITIONAL  INFORMATION

INDEPENDENT  ACCOUNTANTS

Upon appointment by the Board, Smith & Company, independent public accountants, audited and reported on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2001. Such financial statements can be found in the Company's 10KSB filed on May 15, 2002 and are incorporated by reference in this Proxy Statement. Representatives of Smith & Company are not expected to be present at the Annual Meeting.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:

     (i) the Company's Annual Report filed on Form 10-KSB, filed with the Commission on May 15, 2002, for the fiscal year ended December 31, 2001;

     (ii) the Company's Quarterly Reports filed on Form 10-QSB on May 20, 2002 and August 19, 2002.

The  following documents, attached hereto, are incorporated herein by reference:

Exhibits
--------

None

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth below in "Other Matters."

                                 ANNUAL MEETING

The 2002 Annual Meeting of Shareholders of the Company will be held on December 2, 2002 at 11:00 a.m., at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102.

                                  OTHER MATTERS

The Board, as of October 9, 2002 was not aware of any matters to be presented for action at the Annual Meeting other than the election of directors and the approval of the reverse stock split, and do not intend to bring any other matters before the Annual Meeting. If any other matters properly come before the meeting, however, or any adjournment thereof, the person or persons voting the proxies will vote in accordance with their best judgment.

A copy of the Company's 2001 Annual Report on Form 10-KSB, incorporating the Company's audited financial statements for the year ended December 31, 2001, as required to be filed with the Commission will be provided upon written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to the President of the Company, 6929 E. Cheney Dr., Paradise Valley, AZ 85253.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
OF  MW  MEDICAL,  INC.



_______________________________
JAN  WALLACE
PRESIDENT  AND  CHIEF  EXECUTIVE  OFFICER

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

                                MW MEDICAL, INC.
   PROXYFOR ANNUAL MEETING OF THE SHAREHOLDERS OF MW MEDICAL, INC.THIS PROXY IS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JAN WALLACE with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102, on December 2, 2002 at 11:00 a.m. Pacific Standard Time, and at any adjournments thereof.

                    Please mark your votes as indicated   [X]

             Number of Shares covered by this Proxy: ________________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

1.  Election  of  directors:  Jan  Wallace
                       FOR  Election          NOT  FOR  Election
                       of  director           of  director
                        [_]                    [_]

    Except  vote  withheld  from  following  nominee(s)  listed  above.

___________________________

2.  Reverse  Stock  Split

                     FOR  Split               NOT FOR Split
                        [_]                    [_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature(s)                         Dated:  ________________,  2002



___________________________               ___________________________


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